UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                         ---------------------------


                                  FORM 8-K

                               CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




   Date of Report (Date of earliest event reported)   October 20, 1998
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                                 NEWELL CO.
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             (Exact Name of Registrant as Specified in Charter)




        Delaware                 1-9608            36-3514169
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   (State or Other            (Commission         (IRS Employer
    Jurisdiction of            File Number)        Identification No.)
    Incorporation)




            29 East Stephenson Street, Freeport, Illinois  61032
   ----------------------------------------------------------------------
            (Address of Principal Executive Offices)    (Zip Code)




   Registrant's telephone number, including area code    (815) 235-4171
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   Item 5.   Other Events.

             On October 20, 1998, Newell Co., a Delaware corporation ("Newell"), agreed to merge (the "Merger") Rooster Company, a Delaware corporation and a wholly owned subsidiary of Newell ("Merger Subsidiary"), with and into Rubbermaid Incorporated, an Ohio corporation ("Rubbermaid"). The combined company will be called Newell Rubbermaid Inc. The terms of the Merger are set forth in an Agreement and Plan of Merger (the "Merger Agreement") dated as of October 20, 1998 among Newell, Merger Subsidiary and Rubbermaid. In the Merger, each share of Rubbermaid s common stock, par value $1.00 per share, will be converted into 0.7883 of a share of Newell's common stock, par value $1.00 per share (the "Newell Common Stock"). Newell and Rubbermaid issued a joint press release announcing the execution of the Merger Agreement on October 21, 1998, a copy of which is filed as Exhibit 99.1 hereto.

             The Merger is intended to constitute a tax-free reorganization under the Internal Revenue Code of 1986, as amended, and is intended to be accounted for as a pooling of interests.

             Consummation of the Merger is subject to various conditions, including: (i) receipt of necessary approvals by the stockholders of each of Newell and Rubbermaid; (ii) the expiration or termination of applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of requisite regulatory approvals from other foreign regulatory authorities; (iii) registration of the shares of Newell Common Stock to be issued in the Merger under the Securities Act of 1933, as amended (the "Securities Act"); and (iv) satisfaction of certain other conditions.

             The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto.

   Item 7.   Financial Statements, Pro Forma Financial Information and
             Exhibits.

             (a)--(b) Not applicable.

             (c)  Exhibits.

                  2.1 Agreement and Plan of Merger dated as of October 20, 1998 among Newell Co., Rooster Company and Rubbermaid Incorporated.

                  99.1 Text of joint press release dated October 21,
                       1998, issued by Newell Co. and Rubbermaid
                       Incorporated.




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                                 SIGNATURES


             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEWELL CO.
                                      (Registrant)






   Date: October 21, 1998        By:  /s/ Dale L. Matschullat
                                      ---------------------------------
                                      Dale L. Matschullat
                                      Vice President -- General Counsel

































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                                EXHIBIT INDEX


   Exhibit
     No.               Description
   -------             -----------

     2.1 Agreement and Plan of Merger dated as of October 20, 1998 among Newell Co., Rooster Company and Rubbermaid Incorporated.

    99.1 Text of joint press release dated October 21, 1998, issued by Newell Co. and Rubbermaid
                       Incorporated.







































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